UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2008
Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

27442 Portola Parkway, Suite 200	92610
Foothill Ranch, CA	(Zip Code)
(Address of Principal Executive Offices)
(949) 282-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure.
     As previously disclosed, Skilled Healthcare Group, Inc., a Delaware corporation, has reclassified certain prior year consolidated financial information to conform to current year presentation. The reclassification involved certain indirect overhead related to ancillary and long-term care personnel that was previously reported as general and administrative expense and has been reclassified as cost of services on a consolidated GAAP basis. The effect for each quarter in 2007 is as follows (in thousands):
As Previously Reported:

	2007
	Q1	Q2	Q3	Q4	Total
REVENUE	$144,655	$151,091	$161,468	$177,393	$634,607

EXPENSES
Cost of services (exclusive of rent cost of revenue and depreciation and amortization shown below)	107,213	113,494	120,826	131,932	473,465
General and administrative	11,497	10,403	12,008	14,008	47,916
Rent cost of sales	2,694	2,527	3,235	4,398	12,854
Depreciation and amortization	3,961	4,239	4,420	5,067	17,687

Total expenses	125,365	130,663	140,489	155,405	551,922

OTHER (INCOME) EXPENSE
Change in fair value of interest rate hedge	(33)	0	(6)	(1)	(40)
Other	0	97	(159)	86	24
Equity in earnings of joint venture	540	353	381	329	1,603
Debt retirement cost	0	(11,648)	0	0	(11,648)
Interest expense	(12,092)	(11,926)	(9,914)	(10,178)	(44,110)
Interest income	327	587	384	289	1,587

Total other (income) expense	(11,258)	(22,537)	(9,314)	(9,475)	(52,584)

Income before provisions for income taxes	8,032	(2,109)	11,665	12,513	30,101
Provision for income taxes	3,378	(556)	4,801	5,329	12,952

Net income	$4,654	$(1,553)	$6,864	$7,184	$17,149

As Reclassified:

	2007
	Q1	Q2	Q3	Q4	Total
REVENUE	$144,655	$151,091	$161,468	$177,393	$634,607

EXPENSES
Cost of services (exclusive of rent cost of revenue and depreciation and amortization shown below)	113,949	119,522	127,761	139,767	500,999
General and administrative	4,761	4,376	5,073	6,172	20,382
Rent	2,694	2,527	3,235	4,398	12,854
Depreciation and amortization	3,961	4,239	4,420	5,067	17,687

Total expenses	125,365	130,664	140,489	155,404	551,922

OTHER (INCOME) EXPENSE
Change in fair value of interest hedge	(33)	0	(6)	(1)	(40)
Other	0	97	(159)	86	24
Equity in earnings of joint venture	540	353	381	329	1,603
Debt retirement cost	0	(11,648)	0	0	(11,648)
Interest expense	(12,092)	(11,926)	(9,914)	(10,178)	(44,110)
Interest income	327	587	384	289	1,587

Total other (income) expense	(11,258)	(22,537)	(9,314)	(9,475)	(52,584)

Income before provision for income taxes	8,032	(2,110)	11,665	12,514	30,101
Provision for income taxes	3,378	(556)	4,801	5,329	12,952

Net Income	$4,654	$(1,554)	$6,864	$7,185	$17,149

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.

Date: May 30, 2008	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer